CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS                                           CASH FLOWS  PAGE 1 OF 2
COLLECTION PERIOD: JULY 1, 2002 THROUGH JULY 31, 2002
ACCRUAL PERIOD: JULY 15, 2002 THROUGH AUG 14, 2002
DISTRIBUTION DATE: AUG 15, 2002

                                                             TRUST             SERIES          SERIES          SERIES
                                                             TOTALS            1996-1          1998-1          1999-2
                                                     -------------------  ------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                          47,533,779.39 *   3,476,629.32    3,476,629.32    4,171,955.19
Principal Collections from Seller                                  0.00 *           0.00            0.00            0.00
Investment Income on Accounts                              1,210,826.71        90,638.85       90,638.85      108,767.15
Balances in Principal Funding Accounts                             0.00             0.00            0.00            0.00
Balances in Reserve Fund Accounts                         16,978,500.00     1,750,000.00    1,750,000.00    2,100,000.00
Balances in Excess Funding Accounts                                0.00             0.00            0.00            0.00
Balance in Yield Supplement Accounts                      17,404,000.00     2,000,000.00    2,000,000.00    2,400,000.00
Other Adjustments                                                  0.00             0.00            0.00            0.00
                                                     -------------------  ------------------------------------------------
                  TOTAL AVAILABLE                         83,127,106.10     7,317,268.17    7,317,268.17    8,780,722.34
                                                     ===================  ================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders   13,183,414.42       849,809.03      826,128.47    1,017,187.50
Principal Due to Note/Certificateholders                           0.00             0.00            0.00            0.00
Principal to Funding Account                                       0.00 *           0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                   16,978,500.00     1,750,000.00    1,750,000.00    2,100,000.00
Move Funds to the Excess Funding Accounts                          0.00             0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts               17,404,000.00     2,000,000.00    2,000,000.00    2,400,000.00
Yield Supplement  & Reserve Account to Seller                      0.00 *           0.00            0.00            0.00
Service Fees to Seller                                     5,876,746.07 *     416,666.67      416,666.67      500,000.00
Defaulted Amounts to Seller                                  326,671.21 *      23,841.13       23,841.13       28,609.36
Excess Collections to Seller                              29,357,774.40 *   2,276,951.34    2,300,631.90    2,734,925.48
Excess Funding Account Balance to Seller                           0.00 *           0.00            0.00            0.00
                                                     -------------------  ------------------------------------------------
                TOTAL DISBURSEMENTS                       83,127,106.10     7,317,268.17    7,317,268.17    8,780,722.34
                                                     ===================  ================================================
                       Proof                                       0.00             0.00            0.00            0.00
                                                     ===================  ================================================
                                                            SERIES          SERIES          SERIES          SERIES
                                                            1999-4          2000-A          2000-B          2000-C
                                                       --------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                         3,505,844.70    5,214,943.98    3,483,582.58   3,476,629.32
Principal Collections from Seller                                0.00            0.00            0.00           0.00
Investment Income on Accounts                               87,981.21      135,959.26       90,820.30      90,638.85
Balances in Principal Funding Accounts                           0.00            0.00            0.00           0.00
Balances in Reserve Fund Accounts                        1,750,000.00    2,625,000.00    1,753,500.00   1,750,000.00
Balances in Excess Funding Accounts                              0.00            0.00            0.00           0.00
Balance in Yield Supplement Accounts                             0.00    3,000,000.00    2,004,000.00   2,000,000.00
Other Adjustments                                                0.00            0.00            0.00           0.00
                                                       --------------------------------------------------------------
                  TOTAL AVAILABLE                        5,343,825.90   10,975,903.24    7,331,902.88   7,317,268.17
                                                       ==============================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders  2,679,166.67    1,252,109.38      827,780.73     821,822.92
Principal Due to Note/Certificateholders                         0.00            0.00            0.00           0.00
Principal to Funding Account                                     0.00            0.00            0.00           0.00
Move Funds to the Reserve Fund Accounts                  1,750,000.00    2,625,000.00    1,753,500.00   1,750,000.00
Move Funds to the Excess Funding Accounts                        0.00            0.00            0.00           0.00
Move Funds to the Yield Supplement Accounts                      0.00    3,000,000.00    2,004,000.00   2,000,000.00
Yield Supplement  & Reserve Account to Seller                    0.00            0.00            0.00           0.00
Service Fees to Seller                                     416,666.67      625,000.00      417,500.00     416,666.67
Defaulted Amounts to Seller                                 23,841.13       35,761.70       23,888.82      23,841.13
Excess Collections to Seller                               474,151.43    3,438,032.16    2,305,233.34   2,304,937.45
Excess Funding Account Balance to Seller                         0.00            0.00            0.00           0.00
                                                       --------------------------------------------------------------
                TOTAL DISBURSEMENTS                      5,343,825.90   10,975,903.24    7,331,902.88   7,317,268.17
                                                       ==============================================================
                       Proof                                     0.00            0.00            0.00           0.00
                                                       ==============================================================
                                                               TO: JOHN BOBKO/ALLISON CLAN                  FROM: PAUL GEKIERE
------------------------------------------------------------
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :                     THE BANK OF NEW YORK                           DAIMLERCHRYSLER
                                       (8,027,412.29)              (212) 815-4389/6372                            (248) 512-2758
------------------------------------------------------------

     SERIES          SERIES           DCMOT
     2000-C          2001-A          2002-A           OTHER
------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                           3,476,629.32    6,953,258.65   13,774,306.32             0.00
Principal Collections from Seller                                  0.00            0.00            0.00
Investment Income on Accounts                                 90,638.85      181,279.63      334,102.62
Balances in Principal Funding Accounts                             0.00            0.00            0.00
Balances in Reserve Fund Accounts                          1,750,000.00    3,500,000.00            0.00
Balances in Excess Funding Accounts                                0.00            0.00            0.00
Balance in Yield Supplement Accounts                       2,000,000.00    4,000,000.00            0.00
Other Adjustments                                                  0.00            0.00            0.00             0.00
                                                       ------------------------------------------------------------------
                  TOTAL AVAILABLE                          7,317,268.17   14,634,538.28   14,108,408.95             0.00
                                                       ==================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders      821,822.92    1,639,340.28    3,270,069.44
Principal Due to Note/Certificateholders                           0.00            0.00            0.00
Principal to Funding Account                                       0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                    1,750,000.00    3,500,000.00            0.00
Move Funds to the Excess Funding Accounts                          0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts                2,000,000.00    4,000,000.00            0.00
Yield Supplement  & Reserve Account to Seller                      0.00            0.00            0.00
Service Fees to Seller                                       416,666.67      833,333.33    1,834,246.07
Defaulted Amounts to Seller                                   23,841.13       47,682.27       95,364.53
Excess Collections to Seller                               2,304,937.45    4,614,182.40    8,908,728.90             0.00
Excess Funding Account Balance to Seller                           0.00            0.00            0.00
                                                       ------------------------------------------------------------------
                TOTAL DISBURSEMENTS                        7,317,268.17   14,634,538.28   14,108,408.95             0.00
                                                       ==================================================================
                       Proof                                       0.00            0.00            0.00             0.00
                                                       ==================================================================
------------------------------------------------------------------------------------------
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
              Chrysler                                           $0.00
              Investment Income                           1,210,826.71
              Collection Account                         20,000,000.00
              Reserve & Yield Accounts                            0.00
              Balance in Excess Funding Account                   0.00
                                                      -----------------
                                                        $21,210,826.71
     2. Distribute funds to:
              Series Note/Certificate Holders           $13,183,414.42
              Chrysler                                    8,027,412.29
              Trust Deposit Accounts                              0.00
                                                      -----------------
                                                        $21,210,826.71

     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.
------------------------------------------------------------------------------------------
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